UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2016

RC-1, Inc..

(Exact name of registrant as specified in its charter)

Nevada	333-210960	26-1449268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Sunrise Center Drive

Thomasville, NC 27360

(Address of principal executive offices)

800.348.2870

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 14, 2016 RC-1, Inc.. (the Company) notified Pritchett, Siler and Hardy PC, ("PSH") the Company's independent accounting firm, that it had elected to change accounting firms and, therefore, was dismissing PSH. On December 14, 2016, the Company engaged Daszkal Bolton (Daszkal Bolton) as its new independent accounting firm.

The decision to change accountants was made by the Company's board of directors. Other than for the inclusion of a paragraph describing the uncertainty of the Company’s ability to continue as a going concern (for the years ended December 31, 2015 and December 14, 2014), PSH’s reports on the Company’s financial statements for the years ended December 31, 2014 and 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding PSH’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with PSH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PSH, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PSH with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested PSH to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above, a copy of which is filed as Exhibit 16.1 hereto.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Daszkal Bolton’s engagement, neither the Company nor anyone on its behalf consulted Daszkal Bolton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Daszkal Bolton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively). In approving the selection of Daszkal Bolton as the Company’s independent registered public accounting firm, the Board of Directors considered all relevant factors, including that no non-audit services were previously provided by Daszkal Bolton to the Company. The Board of Directors also considered Daszkal Bolton’s ability to work with the Company to file its reports in a timely manner.

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The company has provided a copy of this report to PSH and has requested that PSH furnish a letter addressed to the Commission stating whether it agrees with the statements made by the company and, if not, stating the respects in which it does not agree.  A copy of this letter is filed as an exhibit to this report on Form 8-K

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.  Not applicable

(b) Pro forma financial information.  Not applicable

(c) Shell company transactions.  Not applicable

(d) Exhibits.

Exhibit #	Exhibit Name
16.1	Pritchett, Siler and Hardy PC letter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC-1, Inc.

Date: December 16, 2016	By:	/s/ Kevin P. O'Connell
Name: Kevin P. O'Connell
Title: Chief Executive Officer

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